INVESTOR PRESENTATION May 2019

DISCLAIMER This document and any related oral presentation does not constitute an offer or invitation to subscribe for, purchase or otherwise acquire  any  equity   securities  or  debt  securities  instruments  of  Vector  Group  Ltd.  (“Vector,” “Vector Group Ltd.”  or  “the  Company”)  and nothing contained herein or its  presentation shall form the basis of any contract or commitment whatsoever. The distribution of this document and any related oral presentation in certain jurisdictions may be restricted by law and persons into whose possession this  document or any related oral presentation comes should inform themselves about, and observe, any such restriction. Any failure to comply with these  restrictions may constitute a violation of the laws of any such other jurisdiction. The information contained herein does not constitute investment, legal, accounting, regulatory, taxation or other advice and the information does not take  into account your investment objectives or legal, accounting, regulatory, taxation or financial situation or particular needs. You are solely responsible for  forming your own opinions and conclusions on such matters and the market and  for  making  your  own  independent  assessment of  the  information.   You  are  solely  responsible  for  seeking  independent professional advice in relation to the information and any action taken on the basis of the  information. The  following  presentation  may  contain  "forward‐looking  statements,”  including  any  statements  that  may  be  contained in  the presentation  that   reflect  Vector’s  expectations  or  beliefs  with  respect  to  future  events  and  financial  performance,  such  as  the expectation  that  the  tobacco   transition  payment  program  could  yield  substantial  incremental  free  cash  flow.  These  forward‐ looking  statements  are  subject  to  certain  risks  and   uncertainties  that  could  cause  actual  results  to  differ  materially  from  those contained in any forward‐looking statement made by or on behalf of the  Company, including the risk that changes in Vector’s capital expenditures impact its expected free cash flow and the other risk factors described in Vector’s  annual report on Form 10‐K for the year ended December 31, 2018, as filed with the SEC, and on Form 10‐Q for the quarterly period March 31, 2019, as  filed with the SEC. Please also refer to Vector's Current Reports on Forms 8‐K, filed on October 2, 2015, November 15, 2016, November 24, 2017, June 14,  2018, September 28, 2018, February 28, 2019, May 3, 2019 and May 7, 2019 (Commission File Number 1‐5759) as filed with the SEC for information,  including cautionary and explanatory language, relating to Non‐GAAP Financial Measures in this Presentation labeled "Adjusted". Results actually achieved may differ materially from expected results included in these forward‐looking statements as a result of these or other factors. Due  to such uncertainties and risks, potential investors are cautioned not to place undue reliance on such forward‐looking statements,  which speak  only as  of  the  date  on which  such  statements are  made.  The  Company disclaims  any obligation to, and does not undertake to, update or revise and forward‐ looking statements in this presentation. 2

INVESTMENT HIGHLIGHTS & PORTFOLIO Overview . Diversified Holding Company with two unrelated, but complementary, businesses with iconic brand names: tobacco (Liggett  Group) and real estate (Douglas Elliman) . History of strong earnings, and Adjusted EBITDA has increased from $178.3 million in 2011(1) to $244.6 million for the twelve  months ended March 31, 2019(2) — Tobacco Adjusted EBITDA of $249.4 million for the twelve months ended March 31, 2019(3) — Douglas Elliman, which is now a wholly‐owned subsidiary, produced Revenues of $756.5 million and Adjusted EBITDA of  $10.9 million for the twelve months ended March 31, 2019(4) . Diversified portfolio of consolidated and non‐consolidated real estate investments at New Valley . Maintains substantial liquidity with cash, marketable securities and long‐term investments of $567 million as of March 31,  2019(5)  . Uninterrupted quarterly cash dividends since 1995 and an annual 5% stock dividend since 1999 . Seasoned management team with average tenure of 25 years with Vector Group . Management team and directors beneficially own approximately 12% of Vector Group . Perpetual cost advantage over the largest U.S. tobacco companies – annual cost advantage ranged between $163 million  and $169 million from 2012 to 2018(6) (1) Vector’s Net income for the year ended December 31, 2011 was $74.5M. Adjusted EBITDA is a Non‐GAAP Financial Measure.  Please refer to Exhibit 99.2 of the Company’s Current Report on Form 8‐K, dated November 15, 2016 (Table 2) for a reconciliation of Net income to  Adjusted EBITDA as well as the Disclaimer to this document on Page 2. (2) Vector’s Net income for the twelve months ended March 31, 2019 was $65.8 million. Adjusted EBITDA is a Non‐GAAP Financial Measure. Please refer to Exhibit 99.1 of the Company’s Current Report on Form 8‐K, filed on May 7, 2019 (Table 2), for a reconciliation of Net income to  Adjusted EBITDA as well as the Disclaimer to this document on Page 2. (3) All “Liggett” and “Tobacco” financial information in this presentation includes the operations of Liggett Group LLC, Vector Tobacco Inc., and Liggett Vector Brands LLC unless otherwise noted. Tobacco Adjusted EBITDA is a Non‐GAAP Financial Measure and is defined in Tables 2  and 5 of Exhibit 99.1 to the Company’s Current Report on Form 8‐K, filed on May 7, 2019. (4) Douglas Elliman’s Net income was $2.9 million for the twelve months ended March 31, 2019. Adjusted EBITDA is a Non‐GAAP Financial Measure. Please refer to Exhibit 99.1 of the Company’s Current Report on Form 8‐K, filed on May 7, 2019, for a reconciliation of Adjusted  EBITDA to net income (Table 7) as well as the Disclaimer to this document. (5) At March 31, 2019 the total amount ($567 million) includes cash at Douglas Elliman, a wholly‐owned subsidiary, of $59 million and cash at Liggett, a wholly‐owned subsidiary, of $48 million. Excludes real estate investments. (6) Cost advantage applies only to cigarettes sold below applicable market share exemption. 3

TOBACCO OPERATIONS 4

LIGGETT GROUP OVERVIEW . Fourth‐largest U.S. tobacco company; founded in 1873 — Core Discount Brands – Eagle 20’s, Pyramid, Grand Prix, Liggett Select and Eve — Partner Brands – USA, Bronson and Tourney . Consistent and strong cash flow — Tobacco Adjusted EBITDA of $249.4 million for the twelve months ended March 31, 2019(1) — Low capital requirements with capital expenditures of $5.3 million related to tobacco operations for the twelve months  ended March 31, 2019 . Current cost advantage of approximately $0.74 per pack compared to the largest U.S. tobacco companies  expected to maintain volume and drive profit in core brands — Pursuant to the MSA, Liggett has no payment obligations unless its market share exceeds a market share exemption of  approximately 1.65% of total cigarettes sold in the United States, and Vector Tobacco has no payment obligations unless  its market share exceeds a market share exemption of approximately 0.28% of total cigarettes sold in the United States — MSA exemption annual cost advantage ranged between $163 million and $169 million for Liggett and Vector Tobacco  from 2012 to 2018 (1) Tobacco Adjusted EBITDA is a Non‐GAAP Financial Measure and is defined in the Company’s Current Report on Forms 8‐K, filed on May 7, 2019.  Please also refer to the Disclaimer to  this document on Page 2. 5

VECTOR GROUP LTD

LIGGETT GROUP HISTORY

1998 — Signed the MSA as a Subsequent Participating Manufacturer, which established perpetual cost advantage over three largest U.S. tobacco companies

1999 — Introduced deep discount brand *Liggett Select* taking advantage of the Company's cost advantage resulting from the MSA

2005 — Relaunched deep discount brand *Grand Prix*

2009 — Repositioned *Pyramid* as a deep-discount brand in response to a large Federal Excise Tax increase

2013 — Repositioned Eagle 20's as a national deep discount brand

Today — Liggett maintains its long-term focus by balancing market share and profit growth, which maximizes long-term Tobacco Adjusted EBITDA



Tobacco Adjusted EBITDA(1)
($ Millions)
$300
$250
$200
$150
$100
$50
$0
Domestic Market Share
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
1998 $46 1.3%
1999 $79 1.2%
2000 $77 1.5%
2001 $121 2.2%
2002 $111 2.4%
2003 $127 2.5%
2004 $130 2.3%
2005 $144 2.2%
2006 $146 2.4%
2007 $158 2.5%
2008 $170 2.5%
2009 $165 2.7%
2010 $158 3.5%
2011 $174 3.8%
2012 $186 3.5%
2013 $198 3.3%
2014 $209 3.4%
2015 $243 3.3%
2016 $268 3.3%
2017 $253 3.7%
2018 $249 4.0%
LTM 3/31/2019 $249 4.0%

Source: MSA CRA wholesale shipment database.
Note: The Liggett and Vector Tobacco businesses have been combined into a single segment for all periods since 2007.

(1) *Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in Table 2 of Exhibit 99.1 of the Company's Current Reports on Form 8-K, filed on May 7, 2019 as well as Table 2 to Exhibit 99.2 of the Company's Current Report son Form 8-K, dated October 2, 2015, November 15, 2016, March 1, 2018, June 14, 2018, September 28, 2018 and February 28, 2019.*

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ADJUSTED U.S. TOBACCO INDUSTRY MARKET SHARE



Newport – acquired by RAI in 2015
Brands acquired by ITG in 2015
Legacy brands
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
46.7%
48.8%
47.4%
46.1%
2003
2006
2014
LTM 3/31/19
PHILIP MORRIS USA
28.9%
28.4%
32.4%
32.4%
7.7%
8.8%
12.4%
13.5%
21.2%
19.6%
19.9%
18.9%
2003
2006
2014
LTM 3/31/19
REYNOLDS AMERICAN
15.00%
10.00%
5.00%
0.00%
12.15%
12.47%
9.45%
8.56%
9.26%
8.81%
6.74%
6.71%
2.89%
3.65%
2.71%
1.85%
2003
2006
2014
LTM 3/31/19
2.44%
2.36%
3.36%
4.01%
2003
2006
2014
LTM 3/31/19
12.2%
12.5%
9.5%
8.6%
9.3%
8.8%
6.7%
6.7%
2.9%
3.7%
2.7%
1.9%
2003
2006
2014
LTM 3/31/19
ITG BRANDS
2.4%
2.4%
3.4%
4.0%
2003
2006
2014
LTM 3/31/19
LIGGETT GROUP

Source: The Maxwell Report's sales estimates for the cigarette Industry for the years ended 2003 (February 2004), 2006 (February 2007) and 2014 (March 2015) and internal estimates for LTM 3/31/2019.

(1) *Actual Market Share in 2003, 2006 and 2014 reported in the Maxwell Report for Reynolds American was 29.6%, 27.6% and 23.1%, respectively, and, for ITG Brands, was 2.9%, 3.7%. and 2.7%, respectively. Adjusted market share has been computed by Vector Group Ltd. by applying historical market share of each brand to the present owner of brand. Thus, the graph assumes each company owned its current brands on January 1, 2003. The legacy brands market share of Reynolds American in 2003 includes the market share of Brown & Williamson, which was acquired by Reynolds American in 2004. In 2015, Reynolds American acquired Lorillard Tobacco Company, which manufactured the Newport brand, and sold a portfolio of brands, including the Winston, Salem, Kool and Maverick brands to ITG Brands.*

(2) *Does not include smaller manufacturers, whose cumulative market shares were 9.8%, 7.9%, 8.9% and 8.5% in 2003, 2006, 2014 and LTM 3/31/2019, respectively.*

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TOBACCO LITIGATION AND REGULATORY UPDATES Litigation . In 2013, Liggett reached a settlement with approximately 4,900 Engle progeny plaintiffs, which represented a substantial  portion of Liggett’s pending litigation — Liggett agreed to pay $60 million in a lump sum in 2014 and the balance in installments of $3.4 million in each of the  following 14 years (2015 – 2028)  . In 2016 and 2017, Liggett settled an additional 163 Engle progeny cases for $26.7 million — Approximately 70 Engle progeny plaintiffs remain at March 31, 2019 . Liggett is also a defendant in 33 non‐Engle smoking‐related individual cases and three smoking‐related actions where  either a class had been certified or plaintiffs were seeking class certification . In January 2016, the Mississippi Attorney General filed a motion to enforce Mississippi’s 1996 settlement agreement with  Liggett and alleged that Liggett owes Mississippi at least $27 million in damages plus punitive damages and legal fees Regulatory . Since 1998, the MSA has restricted the advertising and marketing of tobacco products . In 2009, Family Smoking Prevention and Tobacco Control Act granted the FDA power to regulate the manufacture, sale,  marketing and packaging of tobacco products — FDA is prohibited from issuing regulations that ban cigarettes — In 2018, FDA issued a Notice of Proposed Rulemaking to consider reducing nicotine in tobacco . Federal Excise Tax is $1.01/pack (since April 1, 2009) and additional state and municipal excise taxes exist 8

REAL ESTATE OPERATIONS 9

REAL ESTATE OVERVIEW

- New Valley, which now owns 100% of Douglas Elliman Realty, LLC, is a diversified real estate company that is seeking to acquire or invest in additional real estate properties or projects
- New Valley has invested approximately $156 million[(1)], as of March 31, 2019, in a broad portfolio of real estate projects

New Valley Revenues – LTM March 31, 2019



Real Estate Brokerage Commissions
Property Management
Other
$10M
$33M
$761M
$718M

New Valley Adjusted EBITDA[(2)]



$38.7M
$27.9M
$10.3M
$10.0M
2016
2017
2018
LTM 3/31/19

(1) Net of cash returned.

(2) New Valley's net income was $13.5M, $37.6M, $14.8M and $14.2M for the periods presented. Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Net income to Adjusted EBITDA, please see Vector Group Ltd.'s Current Reports on Forms 8-K, filed on March 1, 2017, June 14, 2018, February 28, 2019, May 3, 2019 and May 7, 2019 and Form 10-K for the fiscal year ended December 31, 2018 and Form 10-Q for the quarterly period ended March 31, 2019 (Commission File Number 1-5759) as well as the Disclaimer to this document on Page 2. New Valley's Adjusted EBITDA do not include an allocation of Vector Group Ltd.'s Corporate and Other Expenses (for purposes of computing Adjusted EBITDA) of $12.0M, $13.0M. $14.1M and $15.6M for the periods presented, respectively.

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VECTOR GROUP LTD

DOUGLAS ELLIMAN REALTY, LLC

- Largest residential real estate brokerage firm in the highly competitive New York metropolitan area and fourth-largest residential brokerage firm in the U.S.
- Approximately 7,200 affiliated agents and 115 offices in the U.S.
- Alliance with Knight Frank provides a network with 520 offices across 60 countries with 21,550 affiliated agents
- Also offers title and settlement services, relocation services, and residential property management services through various subsidiaries

Douglas Elliman Closed Sales – LTM March 31, 2019



Long Island, Westchester, Connecticut Massachusetts
$7.5B
New York City
$12.0B
Aspen
Los Angeles
South Florida
$4.8B

Douglas Elliman Closed Sales



$14.9B
$18.2B
$22.4B
$24.5B
$26.1B
$28.1B
$27.8B
2013
2014
2015
2016
2017
2018
LTM 3/31/19

Douglas Elliman Revenues – LTM March 31, 2019



Real Estate Brokerage Commissions
Property Management
Other
$6M
$33M
$757M
$718M

Douglas Elliman Adjusted EBITDA[1]



$36.7M
$26.1M
$11.2M
$10.9M
8-Jul
2017
2018
LTM 3/31/19

(1) Douglas Elliman's net income was $21.1M, $37.6M, $14.8M and $2.9M for the periods presented. Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Adjusted EBITDA to net income, please see Vector Group Ltd.'s Current Reports on Forms 8-K, filed on March 1, 2017, June 14, 2018 , February 28, 2019, May 3, 2018 and May 7, 2019, Form 10-K for the fiscal year ended December 31, 2018 and Form 10-Q for the quarterly period ended March 31, 2019 (Commission File Number 1-5759) as well as the Disclaimer to this document on Page 2.

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(1) NEW VALLEY’S REAL ESTATE INVESTMENTS AT MARCH 31, 2019 Land Development/Real  Apartments/  Commercial Retail/  Estate Held for Sale, net Condominiums/Hotels Office Assets West Hollywood Edition Sagaponack The Plaza at Harmon   (West Hollywood) (East Hampton) Meadow (New Jersey) Maryland Portfolio (Baltimore County) New York City  Investments (see Page 13) Takanasee (New Jersey) 500  Broadway  INTERNATIONAL  (Santa  INVESTMENTS Monica) Wynn Las Vegas  Retail (Nevada) Coral Beach  and Tennis Club Bermuda Escena Fontainebleau  87 Park Monad Terrace (Palm Springs) (Las Vegas) (Miami Beach) (Miami Beach) (1) For the percentage of each real estate project owned, please refer to the “Summary of Real Estate Investments” section of Item 2 ‐ Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Vector Group Ltd.’s Form 10‐Q  12 for the  period ended March 31, 2019 (Commission File Number 1‐5759).

(1) NEW VALLEY’S REAL ESTATE INVESTMENTS IN NEW YORK CITY 1 1. The Marquand  Upper East Side  10 2. 10 Madison Square West  Flatiron District/NoMad (in  liquidation) 9 8 3. 11 Beach Street  TriBeCa 4 4. 20 Times Square  Times Square (in liquidation) 5. 111 Murray Street  TriBeCa 6. 160 Leroy Street  Greenwich Village 2 7. 215 Chrystie Street  Lower East Side 12 8. The Dutch  Long Island City 14 6 9. 1 QPS Tower Long Island City (in liquidation) 10. Park Lane Hotel  Central Park South 7 5 3 11. 125 Greenwich Street  Financial District 12. The XI (formerly “The Eleventh”)  West Chelsea 11 13. 15 East 19th Street (formerly “New Brookland”)  Brooklyn 14. The Dime (Havemeyer Street)  Brooklyn 13 15 15. 352 6th Avenue  Brooklyn (1) For the percentage of each real estate project owned, please refer to the “Summary of Real Estate Investments” section of Item 7 ‐ Management’s Discussion and Analysis of Financial Condition and Results of Operations ‐ of Vector Group Ltd.’s Form 10‐Q  13 for the period ended March 31, 2019 (Commission File Number 1‐5759).

NEW VALLEY'S REAL ESTATE SUMMARY AS OF MARCH 31, 2019 [1]

	Net cash invested	Cummulative earnings / (loss) [2]	Carrying value [2][3]	Projected construction end date	Range of ownership	Number of investments
Land owned						
New York City SMSA	$ 16,691	$ -	$ 16,691	N/A	100.0%	1
All other U.S. areas	2,450	7,636	10,086	N/A	100.0%	1
	$ 19,141	$ 7,636	$ 26,777			2
Condominium and Mixed Use Development (Minority interest owned)						
New York City SMSA	$ (1,851)	$ 69,146	$ 67,295	2019 - 2020	3.1% - 49.5%	13
All other U.S. areas	27,663	6,054	33,717	2019 - 2020	15% - 48.5%	4
	$ 25,812	$ 75,200	$ 101,012			17
Apartments (Minority Interest owned)						
New York City SMSA	$ -	$ -	$ -	N/A	N/A	-
All other U.S. areas	(895)	895	-	N/A	7.6% - 16.3%	2
	$ (895)	$ 895	$ -			2
Hotels (Minority interest owned)						
New York City SMSA	$ 25,440	$ (10,512)	$ 14,928	N/A	5.2% - 18.4%	3
All other U.S. areas	6,048	(4,200)	1,848	N/A	15%	1
International	7,948	(640)	7,308	N/A	49%	1
	$ 39,436	$ (15,352)	$ 24,084			5
Commercial and Other (Minority interest owned)						
New York City SMSA	$ (7,459)	$ 11,354	$ 3,895	N/A	45.4-49%	3
All other U.S. areas	5,041	2,303	7,344	N/A	1.6%	1
	$ (2,418)	$ 13,657	$ 11,239			4
Total	**$ 81,076**	**$ 82,036**	**$ 163,112**			**30**
Summary						
New York City SMSA	$ 32,821	$ 69,988	$ 102,809			20
All other U.S. areas	40,307	12,688	52,995			9
International	7,948	(640)	7,308			1
	$ 81,076	$ 82,036	$ 163,112			30

(1) For the percentage of each real estate project owned, please refer to the "Summary of Real Estate Investments" section of Item 7 -Management's Discussion and Analysis of Financial Condition and Results of Operations of Vector Group Ltd.'s Form 10-K for the period ended December 31, 2018 (Commission File Number 1-5759).
(2) Includes interest expense capitalized to real estate ventures of $24,716.
(3) Carrying value includes non-controlling interest of $488.

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FINANCIAL DATA

ADJUSTED HISTORICAL FINANCIAL DATA (Dollars in millions) Revenues Adjusted EBITDA(1) Tobacco Real Estate Corporate & Other Tobacco Real Estate Corporate & Other $1,870 $1,862 $1,807 $1,691 $292 $267 $245 $244 $1,111 $1,101 $1,011  $1,081 $268 $253 $249 $249 $727 $761 $680  $759 $39 $28  $11 $11 ($13) ($14) ($15) $(16) 2016 2017 2018 LTM 3/31/19 2016 2017 2018 LTM 3/31/19 (1) Vector’s Net income for the periods presented was $71.1, $84.6, $58.1 and $65.8 respectively Adjusted Revenues and Adjusted EBITDA are Non-GAAP Financial Measures. Please refer to the Company’s Current Report on Forms 8-K, filed on June 14, 2018, February 28, 2019, May 3, 2019 and May 7, 2019 (Exhibit 99.1) for a reconciliation of Non-GAAP financial measures to GAAP as well as the Disclaimer to this document on Page 2. 16

SUMMARY

SUMMARY . Vector Group, a holding  . Tobacco segment . Real Estate segment company owning Tobacco  — Liggett is the fourth‐ — New Valley owns a  and Real Estate  largest U.S. Cigarette  diversified portfolio of  businesses and holding  company with 4.0% consolidated and non‐ consolidated cash,  wholesale market share  consolidated real estate  investment securities and  and 4.2% retail market  investments totaling $163  share over LTM March 31,  million at March 31,  long‐term investments of  2019. 2019. $567 million at March  31, 2019 — Only major U.S. cigarette  — Douglas Elliman Realty manufacturer to increase • Largest residential real  — Vector’s management  both market share and  estate brokerage firm in  team has an average  unit volumes over the last  New York Metropolitan  tenure of 25 years with  10 years area and fourth‐largest  the Company and, along  residential brokerage  — $249 million(1) of  with directors,  Adjusted EBITDA firm in the U.S. beneficially owns  • Closed sales volume of  approximately 12% of  $27.8 billion over LTM  Vector’s common stock 3/31/19 • Revenues have increased  from $541 million in  2014 to $757 million over LTM 3/31/19 (1) Vector’s operating income from the tobacco segment for the twelve months ended March 31, 2019 was $218.6 million. Adjusted EBITDA is a Non-GAAP Financial Measure. Please refer to Exhibit 99.1 of the Company’s Current Report on Form 8-K, filed on May 7, 2019 (Table 5), for a reconciliation of Net income to Adjusted EBITDA as well as the Disclaimer to this document on Page 2. 18